EXHIBIT 99



NEWS RELEASE

Media Contact:                                              Investor Contact:
Gary Frantz                                                 Patrick Fossenier
650-378-5335                                                     650-378-5353
frantz.gary@con-way.com                         fossenier.patrick@con-way.com


                    Con-way Announces Management Changes



SAN MATEO, Calif. - August 24, 2010 - Con-way Inc. (NYSE: CNW) announced that

John  G. Labrie, president of Con-way Freight, has left the company to pursue

other interests.   Effective  today, Douglas W. Stotlar, president and CEO of parent company Con-way Inc., has  assumed  the  role  of interim President of

Con-way Freight, the company's less-than-truckload business unit.



Stotlar expects to serve as Con-way Freight's interim president  for the next six to 12 months, during which time Con-way Freight will focus exclusively on increasing  profitability  through  yield  improvement,  cost  reduction  and operating discipline.



"Con-way Freight has built a 27-year reputation as a premium carrier  in  all respects," Stotlar said. "The management changes announced today are intended to  ensure  that  we  retain  this  position,  and  that  we  deliver  to our shareholders,  customers  and  employees the trust, consistent market-leading performance and sustainable value  that  have  been  the  foundation  of  our success for nearly three decades."



About Con-way -- Con-way Inc. (NYSE:CNW) is a $4.3 billion freight transportation and logistics services company headquartered in San Mateo, Calif. A diversified transportation company, Con-way delivers industry-leading services through three primary operating companies: Con-way Freight, Con-way Truckload and Menlo Worldwide Logistics. These operating units provide high-performance, day-definite less-than-truckload and full truckload freight transportation, as well as logistics, warehousing, multimodal and supply chain management services, and trailer manufacturing. Con-way Inc. and its subsidiaries operate from more than 500 locations across North America and in 20 countries. For more information about Con-way, visit us on the Web at www.con-way.com.


FORWARD-LOOKING STATEMENTS

Certain statements in this press release constitute "forward-looking statements" and are subject to a number of risks and uncertainties and should not be relied upon as predictions of future events. All statements other than statements of historical fact are forward-looking statements, including: any projections of earnings, revenues, weight, yield, volumes, income or other financial or operating items, all statements of the plans, strategies, expectations or objectives of Con-way's management for future operations or other future items, any statements concerning proposed new products or services, any statements regarding Con-way's estimated future contributions to pension plans, any statements as to the adequacy of reserves, any statements regarding the outcome of any legal and other claims and proceedings that may be brought against Con-way, any statements regarding future economic conditions or performance, any statements regarding strategic acquisitions, any statements of estimates or belief, and any statements or assumptions underlying the foregoing. Specific factors that could cause actual results and other matters to differ materially from those discussed in such forward-looking statements include: changes in general business and economic conditions, increasing competition and pricing pressure, the creditworthiness of Con-way's customers and their ability to pay for services rendered, changes in fuel prices or fuel surcharges, the possibility that Con-way may, from time to time, be required to record impairment charges for goodwill, in tangible assets and other long-lived assets, the possibility of defaults under Con-way's $400 million credit agreement and other debt instruments (including without limitation defaults resulting from unusual charges), uncertainty in the credit markets, including the effect on Con-way's ability to refinance indebtedness as and when it becomes due, labor matters, enforcement of and changes in governmental regulations or legislation which potentially could result in an adverse impact on the company, environmental and tax matters, and matters relating to Con-way's defined benefit pension plans, including the effect on the plans of changes in discount rates and in the value of plan assets. The factors included herein and in Item 7 of Con-way's 2009 Annual Report on Form 10-K as well as other filings with the Securities and Exchange Commission could cause actual results and other matters to differ materially from those in such forward-looking statements. As a result, no assurance can be given as to future financial condition, cash flows, or results of operations.